UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2013 (November 24, 2013)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio     1-9518      34-0963169
(State or other    (Commission File    (IRS Employer
jurisdiction of    Number)    Identification
incorporation)        No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 440-461-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 24, 2013, the Board of Directors of The Progressive Corporation elected Glenn M. Renwick as Chairman of the Company’s Board of Directors following the death of the Company’s previous Chairman, Peter B. Lewis, on November 23, 2013. Mr. Renwick will continue to serve as the Company’s President and Chief Executive Officer. In addition, the Board elected current director Stephen R. Hardis as the Lead Independent Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2013
THE PROGRESSIVE CORPORATION

By: /s/ Jeffrey W. Basch
                            Name: Jeffrey W. Basch
Title: Vice President and
Chief Accounting Officer